Income taxes	12 Months Ended
Dec. 31, 2012
Income taxes [Abstract]
Income taxes

19. Income taxes

The components of the provision for income taxes are as follows:

Year ended December 31 (in thousands)	2012 EUR	2011 EUR	2010 EUR

Current tax	(79,255)	(129,127)	(180,613)
Deferred tax	74,993	(52,548)	(40,090)

Provision for income taxes	(4,262)	(181,675)	(220,703)

The Dutch statutory tax rate was 25.0 percent in 2012 and 2011 and 25.5 percent in 2010. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.

The reconciliation of the provision for income taxes shown in the consolidated statements of operations, based on the effective tax rate, with the Dutch statutory tax rate, is as follows:

Year ended December 31 (in thousands)	2012 EUR	%	2011 EUR	%	2010 EUR	%

Income before income taxes	1,150,578	100.0	1,648,635	100.0	1,242,523	100.0
Income tax provision based on ASML’s domestic rate	(287,644)	25.0	(412,159)	25.0	(316,843)	25.5
Effects of tax rates in foreign jurisdictions	9,786	(0.9)	20,663	(1.3)	15,878	(1.3)
Adjustments in respect of tax exempt income	23,532	(2.0)	19,134	(1.2)	19,987	(1.6)
Adjustments in respect of changes in the applicable tax rate [1]	-	-	-	-	(569)	0.1
Adjustments in respect of tax incentives	143,160	(12.4)	180,096	(10.9)	66,881	(5.4)
Adjustments in respect of prior years’ current taxes	18,275	(1.6)	9,097	(0.6)	25,648	(2.1)
Movements in the liability for unrecognized tax benefits	95,465	(8.3)	6,634	(0.4)	(28,796)	2.3
Other credits and non-taxable items	(6,836)	0.6	(5,140)	0.4	(2,889)	0.3

Provision for income taxes	(4,262)	0.4	(181,675)	11.0	(220,703)	17.8

1	At the end of 2010, the Dutch government enacted a tax rate reduction from 25.5 percent in 2010 to 25.0 percent in 2011.

Income tax provision based on ASML’s domestic rate

The provision for income taxes based on ASML’s domestic rate is based on the Dutch statutory income tax rate and reflects the provision for income taxes that would have been applicable if all of our income was derived from our Dutch operations and there were no permanent book tax differences and no other tax facilities.

Effects of tax rates in foreign jurisdictions

A portion of ASML’s results are realized in countries other than the Netherlands where different tax rates are applicable.

Adjustments in respect of tax exempt income

In certain jurisdictions part of the income generated is tax exempted.

Adjustments in respect of tax incentives

Adjustments in respect of tax incentives relate to reduced tax rates in several jurisdictions, mainly consisting of the agreement with the Dutch fiscal authorities of December 2010 regarding the application of the “Innovation Box”, and the research and development deduction (“RDA”). The Innovation box is a facility under Dutch corporate tax law pursuant to which income associated with R&D is partially exempted from taxation. This tax ruling has retroactive effect to January 1, 2007 and is valid through December 31, 2016. Thereafter the validity of this ruling may be extended or this ruling may be adapted depending on a possible change in law or change of circumstances.

Adjustments in respect of prior years’ current taxes

In 2012, we recognized a tax benefit of EUR 18.3 million or 1.6 percent of income before taxes mainly attributable to the application of tax exemptions for prior years, which had a favorable effect on the effective tax rate for 2012.

In 2010, we recognized a tax benefit of EUR 25.6 million or 2.1 percent of income before income taxes mainly attributable to the application of the Innovation Box for prior years, which had a favorable effect on the effective tax rate for 2010 (EUR 37.5 million including interest or 3.0 percent).

Movements in the liability for unrecognized tax benefits

In 2012, ASML recognized a tax benefit of EUR 95.5 million or 8.3 percent of income before income taxes mainly as a result of the successful conclusion of tax audits in different jurisdictions (EUR 92.5 million).

Other credits and non-taxable items

Other credits and non-taxable items reflect the impact on statutory rates of permanent non-taxable items such as non-deductible taxes, non-deductible interest expense, and non-deductible meals and entertainment, as well as the impact of (the reversal of) various tax credits on our provision for income taxes.

Income taxes recognized directly in shareholders’ equity

Income taxes recognized directly in shareholders’ equity (including other comprehensive income) are as follows:

Income tax recognized in shareholders’ equity (in thousands)	2012 EUR	2011 EUR	2010 EUR

Current tax
Derivative financial instruments[1]	(1,066)	6,257	8,262
Tax (benefit) deficit from share-based payments	(2,116)	11	(106)

Total income tax recognized in shareholders’ equity	(3,182)	6,268	8,156

1	Recognized directly in Other Comprehensive Income.

Liability for unrecognized tax benefits and deferred taxes

The deferred tax position and liability for unrecognized tax benefits recorded on the consolidated balance sheets are as follows:

As of December 31 (in thousands)	2012 EUR	2011 EUR

Liability for unrecognized tax benefits	(59,967)	(155,432)
Deferred tax position	114,527	137,946

Total	54,560	(17,486)

Liability for unrecognized tax benefits

The calculation of our liability for unrecognized tax benefits involves uncertainties in the application of complex tax laws. Our estimate for the potential outcome of any uncertain tax issue is highly judgmental. We believe that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our consolidated financial statements.

Consistent with the provisions of ASC 740, as of December 31, 2012, ASML has a liability for unrecognized tax benefits of EUR 60.0 million (2011: EUR 155.4 million) which is classified as non-current deferred and other tax liabilities. The total liability for unrecognized tax benefits, if reversed, would have a favorable effect on our effective tax rate.

Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the provision for income taxes. The balance of accrued interest and penalties recorded in the consolidated balance sheets as per December 31, 2012 amounted to EUR 21.4 million (2011: EUR 24.5 million). Accrued interest and penalties recorded in the consolidated statement of operations of 2012 amounted to a tax benefit of EUR 3.1 million (2011: tax benefit of EUR 9.3 million; 2010: tax charge of EUR 5.3 million).

A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits is as follows:

As of December 31 (in thousands)	2012 EUR	2011 EUR

Balance, January 1	155,432	162,066
Gross increases – tax positions in prior period	4,297	11,121
Gross decreases – tax positions in prior period	(92,521)	(24,566)
Gross increases – tax positions in current period	3,255	21,258
Settlements	-	(10,403)
Lapse of statute of limitations	(10,496)	(4,044)

Total liability for unrecognized tax benefits	59,967	155,432

For 2012 the gross decreases in tax positions in prior period mainly relates to the release of tax positions after successful conclusion of tax audits in different jurisdictions.

We estimate that the total liability for unrecognized tax benefits will decrease by EUR 3.0 million within the next 12 months. The estimated changes to the liability for unrecognized tax benefits within the next 12 months are mainly due to expected settlements with tax authorities.

We are subject to tax audits in our major tax jurisdictions for years from and including 2007 onwards in the Netherlands, for years from and including 2006 onwards in Hong Kong, and for years from and including 2001 onwards in the United States. In the course of such audits, local tax authorities may challenge the positions taken by us. For the years 2006 through 2010, the partial exemption of taxable profits is subject to tax audits in certain tax jurisdictions.

Deferred tax position

The changes in deferred income tax assets and liabilities consist of the following elements:

Changes in deferred tax assets and liabilities (in thousands)	2012 EUR	2011 EUR

Balance, January 1	137,946	193,587
Consolidated statements of operations	(20,242)	(59,539)
Effect of changes in exchange rates	(3,177)	3,898

Balance, December 31	114,527	137,946

The deferred tax position is classified in the consolidated balance sheets as follows:

As of December 31 (in thousands)	2012 EUR	2011 EUR

Deferred tax assets – current	103,695	120,720
Deferred tax assets – non-current	39,443	38,735
Total deferred tax assets	143,138	159,455
Deferred tax liabilities – current	(271)	(214)
Deferred tax liabilities – non-current	(28,340)	(21,295)
Total deferred tax liabilities	(28,611)	(21,509)

Total	114,527	137,946

The composition of total deferred tax assets and liabilities in the consolidated financial statements is as follows:

Deferred tax assets composition of temporary differences (in thousands)	January 1, 2012 EUR	Consolidated statements of operations EUR	Effect of changes in exchange rates EUR	December 31, 2012 EUR

Capitalized research and development expenditures	34,374	(6,465)	(506)	27,403
Inventories	35,820	(7,351)	(302)	28,167
Deferred revenue	23,892	(3,083)	(237)	20,572
Provisions	14,515	7,296	(283)	21,528
Installation and warranty reserve	8,772	(1,508)	(113)	7,151
Tax effect carry-forward losses	7,735	(2,219)	41	5,557
Fixed assets	6,495	1,454	(151)	7,798
Restructuring and impairment	5,146	(733)	(77)	4,336
Alternative minimum tax credits[1]	5,028	229	(30)	5,227
Bilateral advance pricing agreement [2]	1,426	(1,278)	-	148
Share-based payments	950	516	(33)	1,433
Other temporary differences	15,302	140	(1,624)	13,818

Total	159,455	(13,002)	(3,315)	143,138

1	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses used.
2	The Bilateral advance pricing agreement relates to intellectual property which is capitalized from a tax perspective resulting in a temporary difference.

Deferred tax liabilities composition of temporary differences (in thousands)	January 1, 2012 EUR	Consolidated statements of operations EUR	Effect of changes in exchange rates EUR	December 31, 2012 EUR

Fixed assets	(19,108)	(6,965)	183	(25,890)
Borrowing costs	(1,554)	(404)	-	(1,958)
Other temporary differences	(847)	129	(45)	(763)

Total	(21,509)	(7,240)	138	(28,611)

Deferred tax assets composition of temporary differences (in thousands)	January 1, 2011 EUR	Consolidated statements of operations EUR	Effect of changes in exchange rates EUR	December 31, 2011 EUR

Capitalized research and development expenditures	27,239	5,501	1,634	34,374
Inventories	71,124	(35,813)	509	35,820
Deferred revenue	10,890	11,746	1,256	23,892
Provisions	21,828	(7,463)	150	14,515
Installation and warranty reserve	8,092	98	582	8,772
Tax effect carry-forward losses	27,756	(18,695)	(1,326)	7,735
Fixed assets	4,386	1,872	237	6,495
Restructuring and impairment	6,074	(1,063)	135	5,146
Alternative minimum tax credits[1]	4,658	112	258	5,028
Bilateral advance pricing agreement[2]	7,993	(6,583)	16	1,426
Share-based payments	1,678	(808)	80	950
Other temporary differences	13,719	936	647	15,302

Total	205,437	(50,160)	4,178	159,455

1	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses used.
2	The Bilateral advance pricing agreement relates to intellectual property which is capitalized from a tax perspective resulting in a temporary difference.

Deferred tax liabilities composition of temporary differences (in thousands)	January 1, 2011 EUR	Consolidated statements of operations EUR	Effect of changes in exchange rates EUR	December 31, 2011 EUR

Fixed assets	(9,661)	(9,175)	(272)	(19,108)
Borrowing costs	(1,231)	(323)	-	(1,554)
Other temporary differences	(958)	119	(8)	(847)

Total	(11,850)	(9,379)	(280)	(21,509)

Tax effect carry-forward losses

Deferred tax assets from carry-forward losses result predominantly from net operating loss carry-forwards incurred in the United States prior to 2011.

Net operating losses qualified as tax losses under United States federal tax laws were fully utilized to offset taxable income during 2012. Net operating losses qualified as tax losses under United States state tax laws incurred by United States group companies can in general be offset against future profits realized in the 5 to 20 years following the year in which the losses are incurred. The period of net operating loss carry forward for United States state tax purposes depends on the state in which the tax loss arose. Our ability to use United States state tax loss carry forwards in existence at December 31, 2012, is subject to varying state statutes (providing for periods of between 5 and 20 years) and valuation allowances have been set up for state carry forward losses that are not expected to be realized before they expire. The total amount of losses carried forward under United States state tax laws as of December 31, 2012, is EUR 503.7 million tax basis or EUR 5.6 million tax effect.